UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 6, 2005 (November 4, 2005)

THE FASHION HOUSE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	033-07075-LA	33-1079781

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6310 San Vicente Blvd., #330, Los Angeles, California	90048-5499

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(323) 939-3031

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.
Item 4.01 Changes in Registrant’s Certifying Accountant.
This Form 8-K is being amended for the purpose of including the letter that is required from Stonefield Josephson, Inc. (“Stonefield Josephson”) by Item 304(a)(3) of Regulation S-B, dated November 28, 2005 and attached hereto as exhibit 99.1. In its letter, Stonefield Josephson stated that it agrees with the statements concerning it in Item 4.01(a) of our Form 8-K, as filed with the Securities and Exchange Commission on November 16, 2005, except for the following:
(1)	Stonefield Josephson wants to make clear that it made the unilateral decision to resign and did not seek prior approval by our board of directors regarding its resignation. Stonefield Josephson further stated that it is unable to comment on any subsequent approval by the board of directors about the change in accountants.

(2)	Stonefield Josephson had a disagreement with us regarding auditing scope and procedure with respect to an intangible asset recorded in our financial statements.
Neither our board of directors, nor any committee of the board of directors, discussed the subject matter of the alleged disagreement with Stonefield Josephson at any time. We were not aware of this alleged disagreement until after filing the Form 8-K on November 16, 2005. We have authorized Stonefield Josephson to respond fully to the inquiries of the successor accountant concerning the subject matter of paragraph 2 above.
Pursuant to Item 304(b), if the auditing scope and procedure with respect to the intangible asset had been followed, which Stonefield Josephson apparently would have concluded was required, we cannot say what the effect on our financial statements would have been because Stonefield Josephson has never articulated their concerns with particularity.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Letter from Stonefield Josephson, Inc., dated November 28, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Fashion House Holdings, Inc.
(Registrant)
Date	December 6, 2005	By:	/s/ Michael McHugh
		Name:	Michael McHugh
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from Stonefield Josephson, Inc., dated November 28, 2005.